                                                                    Exhibit 99.1

--------------------------------------------------------------------------------------------------------------
                           PRIMARY MARKETS POPULATION

                                                                                      Comp Ann Growth Rate
                                                                                     ------------------------
  County                     1980          1990           1995           2000         1980-1990     1990-2000
  ------                     ----          ----           ----           ----         ---------     ---------

  Santa Clara              1,295,073     1,497,577      1,594,900      1,705,900          1.5%            1.3%
  Alameda                  1,105,379     1,276,702      1,349,600      1,430,000          1.5%            1.1%
  San Francisco              678,974       723,959        750,984        775,900          0.6%            0.7%
  San Mateo                  587,329       649,623        681,200        715,800          1.0%            1.0%

  Total                    3,666,755     4,147,861      4,376,684      4,627,600          1.2%            1.1%

  Absolute Change                                                                       481,106       479,739
    % Change                                                                              13.1%         11.6%

Sources: Historical-U.S. Census Bureau, Calculations & Forecasts-Rosen Consulting Group
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

                              MEAN HOUSEHOLD INCOME
                               BAY AREA VS. U.S.



                                              1995e         1996f
                                              -----         -----

          Primary Markets                       n.a.        87,354
          San Francisco Bay Area              80,432        84,040
          U.S.                                44,589        46,027
--------------------------------------------------------------------------------------------------------------

          Sources: historical data U.S. Census Bureau, forecasts and calculations Rosen Consulting Group





Rosen Consulting Group                                                         1

--------------------------------------------------------------------------------
                                 LIMITED SUPPLY
                           MULTIFAMILY PERMITS ISSUED
                              NINE-COUNTY BAY AREA

                           Year          Permits, Units
                           ----          --------------

                           1986             25,197
                           1987             18,452
                           1988             12,499
                           1989             11,924
                           1990              8,596
                           1991              6,738
                           1992              4,265
                           1993              4,158
                           1994              4,521
                           1995              4,098
                           1996e             6,707

          Sources: Historical data-U.S. Census
                   Bureau, 1996e-RCG.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PRIMARY MARKETS MULTIFAMILY
                                     PERMITS

                       Year          Multifamily Permits
                       ----          -------------------

                        80                         6,915
                        81                         4,810
                        82                         4,639
                        83                         7,540
                        84                         9,366
                        85                        12,031
                        86                        14,548
                        87                        13,391
                        88                         8,224
                        89                         7,723
                        90                         5,404
                        91                         4,750
                        92                         3,171
                        93                         3,206
                        94                         4,158
                        95                         2,798
                        96e                        5,164


                    Sources: Historical-U.S. Census Bureau;
                    1996e-Rosen Consulting Group
--------------------------------------------------------------------------------





Rosen Consulting Group                                                         2

--------------------------------------------------------------------------------
                                  RENTAL TENURE
                       PERCENTAGE OF HOUSEHOLDS WHICH RENT

                                                            1990
                                                            ----

                       Primary Markets                       47%
                       9-County Bay Area                     44%
                       U.S.                                  36%

            Sources: 1990 Census, calculations Rosen Consulting Group
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            LIMITED HOME AFFORDABILITY
                     PERCENTAGE OF HOUSEHOLDS ABLE TO AFFORD
                             THE MEDIAN-PRICED HOME

                                                          1995
                                                          ----

                     Primary Markets                        41%
                     9-County Bay Area                     36%
                     U.S.                                  55%

          Sources: U.S. Census Bureau, California Association of Realtors,
                   Rosen Consulting Group
--------------------------------------------------------------------------------

Rosen Consulting Group                                                         3



Existing Median Home Price

MSA                          1990         1991          1992       1993        1994       1995       1996e   Upd. 9/96
---                          ----         ----          ----       ----        ----       ----       -----   ---------
Oakland
  Price                     259,000      262,420      259,250    256,200     255,600      254,400    258,979    263,050
  Stock                       534.7        538.7        544.3      549.0       554.9        560.3      566.1      566.3

San Francisco
  Price                     259,000      262,420      259,250    256,200     255,600      254,400    258,216    263,813
  Stock                       340.5        341.5        342.2      342.9       343.9        345.1      346.5      346.1

San Jose
  Price                     268,890      256,640      248,260    246,510     254,390      253,372    260,878    265,534
  Stock                       353.6        355.3        357.1      358.9       361.0        363.2      365.7      366.9

Santa Rosa
  Price                     201,400      208,776      218,094    214,284     212,170      214,749    221,191    215,823
  Stock                       122.1        124.1        125.9      127.6       129.8        131.5      133.4      133.1

Vallejo-Fairfield-Napa
  Price                     179,178      185,740      194,030    190,640     188,760      192,743    196,983    188,695
  Stock                       120.9        122.7        124.7      126.4       128.2        129.5      131.2      131.1

    Total Bay Area-3 MSA    261,846      260,758      256,095    253,420     255,253      254,106    259,315    263,969
    Total Bay Area-5 MSA    250,041      250,196      247,713    244,828     245,953      245,527    250,719    253,424


Note: Total Bay Area is a weighted average calculation based on single family stock for each of three or five metropolitan areas: Oakland (Alameda, Contra Costa Counties); San Francisco (Marin, SF, San Mateo Counties); San
      Jose (Santa Clara County); Santa Rosa (Sonoma County);
      Vallejo-Fairfield-Napa (Napa, Solano Counties)

Sources: U.S. Census Bureau, National Association of Realtors,
         Rosen Consulting Group